Exhibit 99.1
                                                                    ------------


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                           TO THE HOLDERS OF:
BANK OF                         Corporate Bond-Backed Certificates
  NEW                           Series 1998-NSC-1
  YORK                          Class A-1 Certificates
                                      CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms of Trust Agreements, The
Bank of New York, as trustee submits the following cash basis
statement for the period ending :                             November 16, 2009

INTEREST ACCOUNT
----------------
Balance as of May 15, 2009                                                $0.00
      Schedule Income received on securities..........              $415,910.00
      Unscheduled Income received on securities.......                    $0.00
      Interest Received on sale of securities.........                    $0.00
LESS:
      Distribution to Class A-1 Holders............... $412,910.00
      Distribution to Swap Counterparty...............       $0.00
      Trustee Fees....................................   $2,250.00
      Fees allocated for third party expenses.........     $750.00
Balance as of November 16, 2009                           Subtotal        $0.00


PRINCIPAL ACCOUNT
Balance as of May 15, 2009                                                $0.00
      Scheduled Principal payment received
        on securities.................................              $571,590.00
      Principal received on sale of securities........                    $0.00
LESS:
      Distribution to Class A-1 Holders............... $571,590.00
      Distribution to Swap Counterparty...............       $0.00
Balance as of        November 16, 2009                    Subtotal        $0.00
                                                           Balance        $0.00

               UNDERLYING SECURITIES HELD AS OF: November 16, 2009
                             $25,000,000 7.90% Notes
                                    Issued by
                          NORFOLK SOUTHERN CORPORATION
                              CUSIP# : 655-844-AK4